CERTIFICATION OF CHIEF FINANCIAL OFFICER AND CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO |
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of Wescorp Energy Inc. (the “Company”) on Form 10KSB/A for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Periodic Report”), I, John Anderson, Chief Executive Officer and I, Terry Mereniuk, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Periodic Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2004

/s/ John Anderson

John Anderson, CEO

/s/ Terry Mereniuk

Terry Mereniuk, CFO